                                  EXHIBIT 10.1
                                  ------------



                           ALLTRISTA CORPORATION 1999
                    ECONOMIC VALUE ADDED AND GROWTH INCENTIVE
                COMPENSATION PLAN FOR KEY MEMBERS OF MANAGEMENT

                           ALLTRISTA CORPORATION 1999
                    ECONOMIC VALUE ADDED AND GROWTH INCENTIVE
                 COMPENSATION PLAN FOR KEY MEMBERS OF MANAGEMENT



1.   Statement of Purpose
     --------------------

          The purpose of the Alltrista Corporation ("Company") 1999 Economic Value Added Incentive Compensation Plan For Key Members Of Management (the "Plan") is to encourage sustained value creation by the Company by establishing a direct link between Economic Value Added ("EVA") creation, sales growth and incentive compensation payments to management. This will improve the link between shareholder value and incentive compensation payments.

          The Participants will continue to contribute to the success of the Company through their ability and commitment to the Company. The Company desires to receive the benefits derived from the services of the Participants, to identify the continued interests of the Participants with the future success of the Company, and to provide an incentive compensation plan to encourage sustained achievement of the Company's objective to maximize shareholder wealth.

2.   Definitions
     -----------

          2.1.   Actual Excess Return -- "Actual Excess Return" means that
                 --------------------
                 percent return, whether positive, negative or zero (0), obtained by dividing actual Economic Value Added (EVA) for the Year by Base Invested Capital.

          2.2.   Award -- "Award" means the dollar amount which results from the
                 -----
                 multiplication of the Participant's Target Incentive Amount for the Year, by the Performance Factor for the same Year.

          2.3.   Bank -- "Bank" means the statistical accrual account maintained
                 ----
                 by the Company for each Participant, for each respective Participation Basis, into which either (i) the excess, for any Year, of any Award above twice the Participant's Target Incentive Amount is credited; or (ii) the deficiency, for any Year, of any Award below zero (0) is debited; and/or (iii) the Bank Distribution, for any Year, as calculated in accordance with Section 6.3 is debited or credited. The Company does not and will not transfer cash into such accounts and the accounts exist only as bookkeeping records to evidence the Company's obligation to pay these amounts according to the Plan. No interest is charged or credited on amounts in the Bank. Participants are never vested in amounts in the Bank, and such amounts are not earned until the respective Distribution Date.

          2.4.   Base Invested Capital -- "Base Invested Capital" means that
                 ---------------------
                 invested capital for the Company, or for a Participating Unit, as established by management. Base Invested Capital means the dollar amount determined by multiplying (i) the sum of the Target Incentive Amount for each Participant in a Participating Unit or for all Participants in the case of the Company as of January 1 of the Year by (ii)75.

                 Base Invested Capital is divided into actual Economic Value Added for any Year to determine Actual Excess Return for such Year.

          2.5.   Base Salary -- "Base Salary" means the Participant's actual
                 -----------
                 base salary compensation earned during the Year; or partial Year, in the event of death, Disability or Retirement during the year; excluding incentive compensation payments, salary continuation, pay as a part-time employee, and other payments which are not, in the sole determination of the Committee, actual base salary.

          2.6.   Beneficiary -- "Beneficiary" means the person or persons
                 -----------
                 designated as such in accordance with Section 7.

          2.7.   c* -- "c*," also referred to as the "Weighted Average Cost of
                 --
                 Capital," means the Corporation's weighted average cost of debt and equity expressed as a percent. It represents the Corporation's minimum required rate of return on capital, as established by management. It shall be a rate rounded to the nearest whole percent.

          2.8.   Committee -- "Committee" means the Executive Compensation
                 ---------
                 Committee of the Board of Directors of Alltrista Corporation.

          2.9.   Component -- "Component" means the Performance Factor for each
                 ---------
                 of EVA performance and Net Sales Growth Rate performance.

          2.10.  Component Weight -- "Component Weight" means the weight
                 ----------------
                 assigned to each Component expressed in whole percentages and the sum of which equals one hundred (100) percent.

          2.11.  Disability -- "Disability" means a bodily injury or disease, as
                 ----------
                 determined by the Committee, that totally and continuously prevents the Participant, for at least six (6) consecutive months, from engaging in an "occupation" for pay or profit. During the first twenty-four (24) months of total disability, "occupation" means the Participant's regular occupation. After that period, "occupation" means any occupation for which the Participant is reasonably fitted, based upon the Participant's education, training or experience as determined by the Committee.

          2.12.  Distribution -- "Distribution" means the cash payment and/or
                 ------------
                 deferral amount resulting from an Award or from a Bank balance or from a combination thereof.

          2.13.  Distribution Date -- "Distribution Date" means the date on
                 -----------------
                 which the Employer makes Distributions of Participant Awards and/or Distributions from the Participants' Banks. The Distribution Date shall be once each Year and no later than March 1 of the Year following the Year for which an Award was calculated.

          2.14.  Economic Value Added -- "Economic Value Added," also referred
                 --------------------
                 to as "EVA," for the Company or Participating Unit, means the amount obtained by subtracting

                 (i) a capital charge computed by multiplying Invested Capital for such year by c*, from (ii) Net Operating Profit After Tax for such Year, or as follows:

                    EVA = Net Operating Profit After Tax - (Invested Capital x c*)

          2.15.  Effective Date -- "Effective Date" means January 1, 1999, the
                 --------------
                 date on which the Plan commences.

          2.16.  Eligible Employee -- "Eligible Employee" means a regular,
                 -----------------
                 exempt, salaried employee of the Company who may be selected by management and recommended to the Executive Compensation Committee for Participation.

          2.17.  Employer -- "Employer" (also referred to as the "Company")
                 --------
                 means Alltrista Corporation and its wholly owned subsidiaries.

          2.18.  Executive Compensation Committee -- "Executive Compensation
                 --------------------------------
                 Committee" (also referred to as the "Committee") means the Executive Compensation Committee of the Board of Directors of Alltrista Corporation, which administers the Plan.

          2.19.  Invested Capital -- "Invested Capital" means total assets less
                 ----------------
                 non-interest bearing current liabilities, and for the Year represents the average of each of twelve (12) month-end amounts. Invested Capital may be adjusted to include or exclude certain items as determined by management.

          2.20.  Maximum Net Sales Growth Rate -- "Maximum Net Sales Growth
                 -----------------------------
                 Rate" means that Net Sales Growth Rate which is considered extraordinary and at which, or above, would result in a Performance Factor for sales growth equal to three (3).

          2.21.  Minimum Net Sales Growth Rate -- "Minimum Net Sales Growth
                 -----------------------------
                 Rate" means that Net Sales Growth Rate which, or below, growth performance is deemed unacceptable and for which no incentive compensation attributable to sales growth is earned and which would result in a Performance Factor for sales growth equal to zero (0).

          2.22.  Net Sales -- "Net Sales" means the net sales reported in any
                 ---------
                 fiscal year for a Participating Unit based on generally accepted accounting principles consistently applied. The Net Sales for any Participating Unit may be adjusted to remove the effect of commodity price fluctuations which would otherwise distort the nominal growth in Net Sales.

          2.23.  Net Sales Growth Rate -- "Net Sales Growth Rate" means the
                 ---------------------
                 annual percent growth rate in Net Sales for a Participating Unit computed to the nearest one hundredth (0.01) of one percent.

          2.24.  Net Operating Profit After Tax -- "Net Operating Profit After
                 ------------------------------
                 Tax" (also referred to as "NOPAT") means operating income before financing costs and income taxes reduced by income taxes which are computed by applying a statistical tax rate appropriate to the jurisdiction(s) in which the Company or Participating Unit operates. The total Awards for this Plan charged to operating income of the Company or Participating Unit, as appropriate, are eliminated prior to the computation of NOPAT. NOPAT may be adjusted to include or exclude certain items as determined by management.

          2.25.  Participant -- "Participant" means an Eligible Employee who has
                 -----------
                 been recommended for participation in the Plan by management and approved by the Executive Compensation Committee. Designation as a Participant must be renewed annually.

          2.26.  Participating Unit -- "Participating Unit" means an
                 ------------------
                 organization within the Company or a wholly owned subsidiary for which Target Excess Returns and Sales Growth Rate Targets are established.

          2.27.  Participation Basis -- "Participation Basis" means the Company
                 -------------------
                 or Participating Unit or combination of Participating Units and/or Company upon whose performance the Performance Factor for the Year is calculated for a Participant.

          2.28.  Performance Factor -- "Performance Factor" means that number
                 ------------------
                 described in Section 5.2 and which is multiplied by a Participant's Target Incentive Amount to arrive at such Participant's Award and credits or debits to the Participant's Bank.

          2.29.  Plan -- "Plan" means this 1999 Economic Value Added and Growth
                 ----
                 Incentive Compensation Plan for Key Members of Management.

          2.30.  Retirement -- "Retirement" means termination of employment by a
                 ----------
                 Participant for whatever reason other than for cause, death or Disability after attainment of age fifty-five (55) and having ten (10) or more years of service with the Company, or, if prior to having attained age fifty-five (55) and/or ten (10) years of service with the Company, only after having obtained prior permission of the Committee. A Participant who has experienced a Retirement as defined herein shall be termed a "Retiree."

          2.31.  Table -- "Table" means that information contained in Appendix A
                 -----
                 and which is entitled "Excess Return and the Associated Performance Factor." The "Table" is incorporated by reference herein and forms a part of the Plan.

          2.32.  Target Excess Return -- "Target Excess Return" means that
                 --------------------
                 percent return, whether positive, negative or zero (0), which, if attained, produces a Performance Factor of one (1.000). For any one Year, Target Excess Return shall equal the sum of (i) the prior Year's Target Excess Return, (ii) one-half (1/2) the first four (4) percentage point difference between the prior Year's Target Excess Return and the prior Year's Actual Excess Return, and (iii) one-fifth (1/5) of the difference between the prior Year's Target Excess Return and the prior Year's Actual Excess Return in excess of four (4) percentage points.

          2.33.  Target Incentive Amount -- "Target Incentive Amount" means that
                 -----------------------
                 dollar amount determined by multiplying (i) the Participant's Base Salary by (ii) such Participant's Target Incentive Percent.

          2.34.  Target Incentive Percent -- "Target Incentive Percent" means
                 ------------------------
                 that percent of Base Salary which is established by management, consistent with the guidelines approved by the Committee, as being the percent of Base Salary to be earned by the Participant if Target Excess Return is achieved.

          2.35.  Target Net Sales Growth Rate -- "Target Net Sales Growth Rate"
                 ----------------------------
                 means that Net Sales Growth Rate which is expected and which would result in a Performance Factor for sales growth equal to one (1).

          2.36.  Year -- "Year" means the calendar year in respect of which
                 ----
                 performance is measured under the Plan.


3.   Administration of the Plan
     --------------------------

          The Executive Compensation Committee shall be the sole administrator of the Plan. The Committee shall have full power to formulate additional details and regulations and make interpretations for carrying out the Plan. The Committee shall also be empowered to make any and all of the determinations not herein specifically authorized which may be necessary or desirable for the effective administration of the Plan. Any decision or interpretation of any provision of this Plan adopted by the Committee shall be final and conclusive.

4.   Targets
     -------

          4.1.   Establishment of Target Incentive Percent
                 -----------------------------------------

          At the time a Participant commences participation in the Plan, there shall be established for such Participant a Target Incentive Percent. The Target Incentive Percent for such Participant for any future Year(s) may be increased, decreased or left unchanged from the prior Year. Following the end of each Year, the Target Incentive Percent for that Year will be multiplied by the Base Salary of such Participant for that Year to arrive at the Target Incentive Amount for such Participant. The Target Incentive Amount will then be multiplied by the Performance Factor for that Year to arrive at the amount of the Award, if any, and the amount of the credit or debit to the Participant's Bank, if any.

5.   Calculation of the Performance Factors, Awards, Banks and Distributions
     -----------------------------------------------------------------------

          5.1.   Timing of the Calculation
                 -------------------------

          The calculations necessary to obtain the Performance Factor for the Year most recently ended shall be made no later than February 21st of the subsequent calendar year. Such calculation shall be carried out in accordance with this Section.

          5.2.  Calculation of the Performance Factor
                ------------------------------------

          The Performance Factor for the Year is calculated using two
          Components.

          The first component of the Performance Factor is calculated using the Table contained in Appendix A. The Table, which corresponds to the difference between the Actual Excess Return and Target Excess Return, where such difference is calculated by subtracting (i) the Target Excess Return, from (ii), the Actual Excess Return achieved for the Year. The second Component of the Performance Factor is calculated by comparing the actual Net Sales Growth Rate to Minimum Net Sales Growth Rate, Target Sales Growth Rate and Maximum Net Sales Growth Rate. If the actual Net Sales Growth Rate is equal to the Target Net Sales Growth Rate then the Performance factor for this Component will equal one (1). Performance factors for an actual Net Sales Growth Rate greater than the Target Net Sales Growth Rate but less than or equal to the Maximum Net Sales Growth Rate shall be computed by interpolation between one (1) and up to and including three (3). Performance Factors for an actual Net Sales Growth Rate less than the Target Net Sales Growth rate but greater than or equal to the Minimum Net Sales Growth Rate shall be computed by interpolation between one
          (1) and down to and including zero (0).

          The Performance Factor is then calculated as the weighted average of each Component using the Component Weights for the Plan Year.

          5.3.  Calculation of Distributions and Bank Debits and Credits
                --------------------------------------------------------

          Distributions shall be determined in accordance with the provisions contained in Appendix B, Determination of Distributions and Bank Balances.

          Example calculations are shown in Appendix C and are incorporated by reference herein and form a part of the Plan.

          5.4.  De Minimus Bank Balances
                ------------------------

          If after determination of the Distribution for the Year, the Bank balance is positive but less than One Thousand Dollars ($1,000.00), then such balance will be added to the Distribution for the Year and the Bank balance will thereby be brought to zero.

          5.5.  Calculation of Award Distributions and Credits and Debits to
                ------------------------------------------------------------
                Participants' Banks When a Participant has Multiple
                ---------------------------------------------------
                Participation Bases
                -------------------

          In the event a Participant has been assigned multiple Participation Bases for a Year, then Awards, Banks, Performance Factors and Target Incentive Amounts shall be calculated separately and independently for each Participation Basis of such Participant.

          Banks shall be maintained separately for debits and credits from each Participation Basis. Debits or credits from one Participation Basis may not be charged or credited against a Bank of another Participation Basis.

          Example calculations are shown in Appendix C and are incorporated by reference herein and form a part of the Plan.

          5.6.  Changes in Participation Basis During the Year
                ----------------------------------------------

          In the event a Participant experiences a change in Participation Basis during a Year, then Awards, Banks, Performance Factors and Target Incentive Amounts shall be calculated separately and independently for each Participation Basis of such Participant using those portions of the Participant's Base Salary actually paid for service while included in each separate Participation Basis.

          Banks shall be maintained separately for debits and credits from each Participation Basis. Debits or credits from one Participation Basis may not be charged or credited against a Bank of another Participation Basis.

          Distribution(s) from the Bank for an individual who experiences a change in Participation Basis, including a reduction in Target Incentive Percent to zero (0), will be the same as such Distribution(s) would have been had there been no change in Base Salary, Target Incentive Amount or Participation Basis, and such Distribution(s) from more than one Participation Basis shall be made by applying Sections 5.3 and 5.4 separately and independently to each such Participation Basis.

          5.7.  Changes in Target Incentive Percent During the Year
                ---------------------------------------------------

          In the event a Participant experiences a change in Target Incentive Percent without experiencing a change in Participation Basis during a Year, then Award calculations and Bank adjustments will be made separately using those portions of the Participant's Base Salary actually paid for service while participating at each separate Target Incentive Percent.

          Separate Bank accounts shall not be maintained because of changes in a Participant's Target Incentive Percent.

          5.8.   Qualification of Distributions for Other Plans
                 ----------------------------------------------

          Award Distributions and Bank Distributions from the Plan to active Participants shall qualify as incentive payments for the purpose of any deferred compensation plan(s) maintained by the Company, and as such, may be deferred by Participants eligible to defer under the terms and conditions of such plan(s). Such eligibility for deferral is not automatic and shall only be as authorized for eligible employees under the rules of such plan(s). Notwithstanding anything to the contrary in such plan(s), no portion of any Award or any Bank, prior to actual Distribution, shall qualify for the purposes of deferral under the terms and conditions of such plan(s).

          5.9.  Taxes; Withholding
                ------------------

          To the extent required by law, the Company shall withhold from all cash Distributions made hereunder any amount required to be withheld by the federal and any state, provincial or local government.

6.   Distributions Following Termination
     -----------------------------------

          6.1.  Eligibility
                -----------

          A Participant who terminates prior to December 31 of a Year shall not be eligible for any Distribution for such Year or any future Distributions, unless such termination is by reason of Retirement, death or Disability.

          6.2.  Distributions for the Year of Retirement, Death or Disability
                -------------------------------------------------------------

          Distributions for a Participant for the Year of such Participant's Retirement, death or Disability shall be on the same basis as for all other Participants.

          6.3.  Bank Distributions the Year Following the Year of Retirement,
                -------------------------------------------------------------
                Death or Disability
                -------------------

          Bank Distributions to a Participant in the year immediately following the Year of such Participant's Retirement, death or Disability shall be calculated in the same way as for all other Participants, except that no adjustments for performance achieved beyond the Year of death or Disability shall be allowed in the case of Participants who have experienced a termination by reason of death or Disability. Adjustments to the Banks for individuals who have experienced a Retirement will be the same as for all other Participants for the Year of Retirement. Bank adjustments, if any, for the year immediately subsequent to the Year of Retirement for such Participant may only be negative. Such calculations will be based upon the Participant's Target Incentive Amount for the twelve months immediately preceding retirement.

          Complete Distribution of Banks of Participants who have experienced a termination by reason of Retirement, death or Disability shall be accomplished no later than the Distribution Date for the Year following the Year of Retirement, death or Disability.

          6.4.  Obligation for Negative Bank Balances
                -------------------------------------

          If, after the Distribution made for the Year of Retirement, death or Disability, the Participant's Bank balance is negative, then such Bank balance will be eliminated without further obligation of the Participant to the Company. Participants who terminate for reasons other than Retirement, death or Disability and at the time of termination have a negative Bank balance will have no obligation to the Company related to the negative Bank balance.

7.   Beneficiary Designation
     -----------------------

          The Participant shall have the right, at any time and from time to time, to designate and/or change or cancel any person/persons or entity as to his Beneficiary (both principal and contingent) to whom Distribution of Award(s) and/or Bank(s) under this Plan shall be made in the event of such Participant's death prior to a Distribution. Any Beneficiary change or cancellation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form provided by or otherwise acceptable to the Company.

          The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke any prior designation of the divorced spouse as a Beneficiary. The spouse of a Participant domiciled in a community property jurisdiction shall be required to join in any designation of Beneficiary other than the spouse in order for the Beneficiary designation to be effective.

          If a Participant fails to designate a Beneficiary as provided above, or, if such Beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the Distribution shall be made to the Participant's estate.

8.   Miscellaneous
     -------------

          8.1.  Unsecured General Creditor
                --------------------------

          Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests, or other claim in any property or assets of the Employer. Any and all assets shall remain general, unpledged, unrestricted assets of the Employer. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future, and there shall be no obligation to establish any fund, any security or any otherwise restricted asset, in order to provide for the payment of amounts under the Plan.

          8.2.  Obligations To The Employer
                ---------------------------

          If a Participant becomes entitled to a Distribution under the Plan, and, if, at the time of the Distribution, such Participant has outstanding any debt, obligation or other liability representing an amount owed to the Employer, then the Employer may offset such amounts owing to it or any affiliate against the amount of any Distribution. Such determination shall be made by the Committee. Any election by the Committee not to reduce any Distribution shall not constitute a waiver of any claim for any outstanding debt, obligation, or other liability representing an amount owed to the Employer.

          8.3.  Nonassignability
                ----------------

          Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of an Award and/or Bank, prior to actual Distribution, shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor shall it be transferable by operation of law in the event of the Participant's or any other persons bankruptcy or insolvency.

          8.4.  Employment or Future Eligibility to Participate - Not Guaranteed
                ----------------------------------------------------------------

          Nothing contained in this Plan nor any action taken hereunder shall be construed as a contract of employment or as giving any Eligible Employee or any Participant or any former Participant any right to be retained in the employ of the Employer. Designation as an Eligible Employee or as a Participant is on a year-by-year basis and may or may not be renewed for any employment years not yet commenced.

          8.5.  Gender, Singular and Plural
                ---------------------------

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

          8.6.  Captions
                --------

          The captions to the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.


          8.7.  Applicable Law
                --------------

          This Plan shall be governed and construed in accordance with the laws of the State of Indiana.


          8.8.  Validity
                --------

          In the event any provision of the Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan.

          8.9.  Notice
                ------

          Any notice or filing required or permitted to be given to the Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President and CEO of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

9.   Amendment and Termination of the Plan
     -------------------------------------

          9.1.  Amendment
                ---------

          The Committee may at any time amend the Plan in whole or in part provided, however, that no amendment shall be effective to affect the Participant's right to designate a beneficiary.

          9.2.  Termination of the Plan
                -----------------------

               a.   Employer's Right to Terminate. The Committee may at any time
                    -----------------------------
               terminate the Plan as to prospective earning of Awards, if it determines in good faith that the continuation of the Plan is not in the best interest of the Company and its shareholders. No such termination of the Plan shall reduce any Distribution already made.

               b.   Payments Upon Termination of the Plan.  Upon any termination
                    -------------------------------------
               of the Plan under this Section, Awards for future years shall not be made. With respect to the Year in which such termination takes place, the employer will pay to each Participant the Participant's Award for such Year or partial Year, less any applicable taxes on the first day of March in the calendar year following the year of termination of the Plan. Bank Distributions shall be made in their entirety to the Participants on the first day of March in the calendar year following the year of termination of the Plan.

                                  APPENDIX A
      Actual Minus Target Excess Return and Associated Performance Factor

                                                            Tenths
                                                            ------
Percents      0.0%        0.1%        0.2%        0.3%       0.4%       0.5%        0.6%        0.7%         0.8%        0.9%
--------      ----        ----        ----        ----       ----       ----        ----        ----         ----        ----
25%           3.833
24%           3.792       3.796      3.800       3.804       3.808      3.812       3.816       3.821        3.825       3.829
23%           3.749       3.754      3.758       3.762       3.766      3.771       3.775       3.779        3.783       3.788
22%           3.705       3.709      3.714       3.718       3.723      3.727       3.732       3.736        3.740       3.745
21%           3.658       3.663      3.668       3.672       3.677      3.682       3.686       3.691        3.696       3.700
20%           3.609       3.614      3.619       3.624       3.629      3.634       3.639       3.644        3.649       3.653
19%           3.558       3.563      3.569       3.574       3.579      3.584       3.589       3.594        3.599       3.604
18%           3.504       3.510      3.515       3.521       3.526      3.531       3.537       3.542        3.548       3.553
17%           3.447       3.453      3.459       3.464       3.470      3.476       3.482       3.487        3.493       3.499
16%           3.386       3.393      3.399       3.405       3.411      3.417       3.423       3.429        3.435       3.441
15%           3.322       3.328      3.335       3.342       3.348      3.355       3.361       3.367        3.374       3.380
14%           3.253       3.260      3.267       3.274       3.281      3.288       3.295       3.302        3.308       3.315
13%           3.179       3.186      3.194       3.201       3.209      3.216       3.224       3.231        3.238       3.246
12%           3.099       3.107      3.115       3.123       3.131      3.139       3.147       3.155        3.163       3.171
11%           3.012       3.021      3.030       3.039       3.047      3.056       3.065       3.073        3.082       3.090
10%           2.916       2.926      2.936       2.946       2.956      2.965       2.975       2.984        2.993       3.002
9%            2.811       2.822      2.833       2.844       2.854      2.865       2.875       2.886        2.896       2.906
8%            2.693       2.706      2.718       2.730       2.742      2.754       2.765       2.777        2.788       2.800
7%            2.560       2.574      2.588       2.602       2.615      2.629       2.642       2.655        2.668       2.681
6%            2.405       2.422      2.438       2.454       2.470      2.486       2.501       2.516        2.531       2.545
5%            2.223       2.243      2.262       2.281       2.300      2.318       2.336       2.354        2.372       2.389
4%            2.000       2.025      2.049       2.072       2.095      2.118       2.140       2.161        2.182       2.203
3%            1.750       1.775      1.800       1.825       1.850      1.875       1.900       1.925        1.950       1.975
2%            1.500       1.525      1.550       1.575       1.600      1.625       1.650       1.675        1.700       1.725
1%            1.250       1.275      1.300       1.325       1.350      1.375       1.400       1.425        1.450       1.475
0%            1.000       1.025      1.050       1.075       1.100      1.125       1.150       1.175        1.200       1.225

-0%           1.000       0.975      0.950       0.925       0.900      0.875       0.850       0.825        0.800       0.775
-1%           0.750       0.725      0.700       0.675       0.650      0.625       0.600       0.575        0.550       0.525
-2%           0.500       0.475      0.450       0.425       0.400      0.375       0.350       0.325        0.300       0.275
-3%           0.250       0.225      0.200       0.175       0.150      0.125       0.100       0.075        0.050       0.025
-4%           0.000      -0.025     -0.049      -0.072      -0.095     -0.118      -0.140      -0.161       -0.182      -0.203
-5%          -0.223      -0.243     -0.262      -0.281      -0.300     -0.318      -0.336      -0.354       -0.372      -0.389
-6%          -0.405      -0.422     -0.438      -0.454      -0.470     -0.486      -0.501      -0.516       -0.531      -0.545
-7%          -0.560      -0.574     -0.588      -0.602      -0.615     -0.629      -0.642      -0.655       -0.668      -0.681
-8.          -0.693      -0.706     -0.718      -0.730      -0.742     -0.754      -0.765      -0.777       -0.788      -0.800
-9%          -0.811      -0.822     -0.833      -0.844      -0.854     -0.865      -0.875      -0.886       -0.896      -0.906
-10%         -0.916      -0.926     -0.936      -0.946      -0.956     -0.965      -0.975      -0.984       -0.993      -1.002
-11%         -1.012      -1.021     -1.030      -1.039      -1.047     -1.056      -1.065      -1.073       -1.082      -1.090
-12%         -1.099      -1.107     -1.115      -1.123      -1.131     -1.139      -1.147      -1.155       -1.163      -1.171
-13%         -1.179      -1.186     -1.194      -1.201      -1.209     -1.216      -1.224      -1.231       -1.238      -1.246
-14%         -1.253      -1.260     -1.267      -1.274      -1.281     -1.288      -1.295      -1.302       -1.308      -1.315
-15%         -1.322      -1.328     -1.335      -1.342      -1.348     -1.355      -1.361      -1.367       -1.374      -1.380
-16%         -1.386      -1.393     -1.399      -1.405      -1.411     -1.417      -1.423      -1.429       -1.435      -1.441
-17%         -1.447      -1.453     -1.459      -1.464      -1.470     -1.476      -1.482      -1.487       -1.493      -1.499
-18%         -1.504      -1.510     -1.515      -1.521      -1.526     -1.531      -1.537      -1.542       -1.548      -1.553
-19%         -1.558      -1.563     -1.569      -1.574      -1.579     -1.584      -1.589      -1.594       -1.599      -1.604
-20%         -1.609      -1.614     -1.619      -1.624      -1.629     -1.634      -1.639      -1.644       -1.649      -1.653
-21%         -1.658      -1.663     -1.668      -1.672      -1.677     -1.682      -1.686      -1.691       -1.696      -1.700
-22%         -1.705      -1.709     -1.714      -1.718      -1.723     -1.727      -1.732      -1.736       -1.740      -1.745
-23%         -1.749      -1.754     -1.758      -1.762      -1.766     -1.771      -1.775      -1.779       -1.783      -1.788
-24%         -1.792      -1.796     -1.800      -1.804      -1.808     -1.812      -1.816      -1.821       -1.825      -1.829
-25%         -1.833

            Example: Actual Excess Return(AER)    13.4%
                     Target Excess Return(TER)    10.0%
                                                  -----
                     Difference                    3.4%
            Performance Factor (intersection of 3.0% and 0.4%)        1.850

If the remainder of (i) Actual Excess Return less (ii) Target Excess Return is greater than plus or minus twenty-five percent (+/-25%), then corporate management shall calculate the Performance Factor using the appropriate formula from the following:


Less than -25%, then the Performance Factor for the year in question shall equal         -In(1OO x abs(AER-TER)+In(1OO x .O4)

More than 25%, then the performance factor for the year in question shall equal           In(100 x (AER - TER) - In(100 x .04) + 2

                                  Appendix B

               Determination of Distributions and Bank Balances

------------------------------------------------------------------------------------------------------------------------------------

                             Magnitude of
                             Performance                                                                  Change in
Beginning Bank (BB)          Factor (PF)                     Distribution                              Beginning Bank (BB)
  for the Year               for the Year                                                                 for the Year
------------------------------------------------------------------------------------------------------------------------------------

Zero                      Greater than zero            PF or 2.00 whichever is less               Increased by the excess of the PF
                                                                                                  over 2.00, if any
------------------------------------------------------------------------------------------------------------------------------------

Zero                      Less than or equal           Zero                                       Reduced by the PF, if negative
                          to zero
------------------------------------------------------------------------------------------------------------------------------------

Positive                  Greater than 2               2.00 plus one-third of the BB              Reduced by one-third of the BB,
                                                                                                  then increased by the PF in excess
                                                                                                  of 2.00
------------------------------------------------------------------------------------------------------------------------------------

Positive                  Greater than zero            PF plus one-third of the BB                Reduced by one-third of the BB
                          but less than or equal
                          to 2.00
------------------------------------------------------------------------------------------------------------------------------------

Positive                  Less than or equal to        One-third of the BB less the               Reduced by one-third of the BB and
                          zero                         absolute value of the PF, so long as       further reduced by the negative
                                                       the difference is positive; if such        difference calculated in
                                                       difference is negative, then zero          determining the Distribution, if
                                                                                                  any
------------------------------------------------------------------------------------------------------------------------------------

Negative                  Greater than 2               PF less bank reduction (one-third PF       Reduced by one-third of PF but not
                                                       but not greater than negative BB),         greater than the negative BB; if
                                                       subject to a maximum Distribution          Distribution after reduction of
                                                       of 2; if the PF after bank reduction       one-third PF exceeeds 2.00,
                                                       exceeds 2.00, then the excess over         then the excess over 2.00 is
                                                       2.00 is applied to the Bank                applied to the Bank
------------------------------------------------------------------------------------------------------------------------------------

Negative                  Greater than zero but        PF less bank reduction                     Reduced by one-third of the PF
                          less than or equal to                                                   provided the PF is greater than or
                          2.00                                                                    equal to 1.50, otherwise reduced
                                                                                                  by the excess of the PF over 1.00,
                                                                                                  if any, but in any case not
                                                                                                  greater than the negative BB
------------------------------------------------------------------------------------------------------------------------------------

Negative                  Less than or equal to        Zero                                       PF is added to BB
                          zero
------------------------------------------------------------------------------------------------------------------------------------


 NOTE: Reference to the Performance Factor (PF) means that amount obtained by multiplying the Target Incentive Amount by the Performance Factor
         (PF) for the year

                                  Example 1-A
                            Beginning Bank is Zero
                    Performance Factor is Greater than Zero
                               but Less Than 2.0

 Participant's Base Salary = $50,000
 Participant's Target Incentive Percent = 20%
 Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
 Performance Factor = 1.25
 Bank Balance = $0.00

 Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
         1.25 * 20% * $50,000 = $12,500

 Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
         Amount
         2 * 20% * $50,000 = $20,000

 Step 3: Compare Award to Twice Target Incentive Amount. If Award is greater than Twice Target Incentive Amount, then the Award Distribution is 2 * Target Incentive Amount and the excess of twice the Target Incentive Amount is a credit to the Bank.

 THEREFORE:  Distribution = $12,500
             Bank Balance = $0.00
--------------------------------------------------------------------------------
                                  Example 1-B
                             Beginning Bank is Zero
                     Performance Factor is Greater than 2.0

 Participant's Base Salary = $50,000
 Participant's Target Incentive Percent = 20%
 Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
 Performance Factor = 3.00
 Bank Balance = $0.00

 Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
         3.00 * 20% * $50,000 = $30,000

 Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
         Amount
         2 * 20% * $50,000 = $20,000

 Step 3: Compare Award to Twice Target Incentive Amount. If Award is greater than Twice Target Incentive Amount, then the Award Distribution is 2 * Target Incentive Amount and the excess of twice the Target Incentive Amount is a credit to the Bank.

 THEREFORE:  Distribution = $20,000
             Bank Balance = $10,000

                                   Example 2
                             Beginning Bank is Zero
                Performance Factor is Less Than or Equal to Zero

 Participant's Base Salary = $50,000
 Participant's Target Incentive Percent = 20%
 Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
 Performance Factor = <.75>
 Bank Balance = $0.00

 Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
         <.75> * 20% * $50,000 = <$7,500>
         Negative Awards are applied only to the Bank

 Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
         Amount
         2 * 20% * $50,000 = $20,000

 Step 3: The negative Award is applied to the Bank which results in a negative
         Bank Balance.

 THEREFORE:     Distribution = $0.00
                Bank Balance = <$7,500>

                                   Example 3
                          Beginning Bank is Positive
                    Performance Factor is Greater Than 2.0

Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = 3.00
Bank Balance = $9,000

Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        3.00* 20% * $50,000 = $30,000

Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
        Amount
        2 * 20% * $50,000 = $20,000

Step 3: If Award is greater than Twice Target Incentive Amount, then the Award Distribution is 2 * Target Incentive Amount plus one-third of the Beginning Bank. The excess of Twice Target Incentive Amount is credited to the Bank.

THEREFORE:     Distribution = $20,000 + $3,000 = $23,000
               Bank Balance = $9,000 - 3,000 + $10,000 = $16,000

                                   Example 4
                           Beginning Bank is Positive
                    Performance Factor is Greater Than Zero
                         but Less Than or Equal to 2.0

Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = 1.25
Bank Balance = $9,000

Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        1.25* 20% * $50,000 = $12,500

Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
        Amount
        2 * 20% * $50,000 = $20,000

Step 3: One third of the Beginning Bank is distributed to the individual and the Bank is reduced by this amount. Distribution is the Award plus Bank distribution.


THEREFORE:     Distribution = $12,500 + $3,000 = $15,500
               Bank Balance = $9,000 - $3,000 = $6,000

                                   Example 5
                           Beginning Bank is Positive
                 Performance Factor is Less Than or Equal Zero

Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000 * 20%)
Performance Factor = <.75>
Bank Balance = $9,000

Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        <.75>* 20% * $50,000 = <$7,500>

Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
        Amount
        2 * 20% * $50,000 = $20,000

Step 3: Distribution equals one-third of Beginning Bank less the absolute value of the award, so long as the difference is positive; if the difference is negative, then zero. Beginning Bank is reduced by one-third plus any negative difference in determining the Distribution.


THEREFORE:   Distribution = $3,000 - <$7,500> = <$4,500>
             Therefore DISTRIBUTION = $0.00
             Bank Balance = $9,000 - $3,000 + <4,500> = $1,500

                                  Example 6-A
                           Beginning Bank is Negative
                      Performance Factor is Greater Than 2


Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = 2.50
Bank Balance = <$12,000>

Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        2.50* 20% * $50,000 = $25,000

Step 2: 2 * Target Incentive Percent * Base Salary = Twice Target Incentive
        Amount
        2 * 20% * $50,000 = $20,000

Step 3: Distribution equals Award less one-third Award but not greater than negative Beginning Bank, subject to a maximum Distribution of 2; if the Award after reduction of bank distribution and maximum payout of 2 is positive, then it is applied to the Bank. Beginning Bank is reduced by one-third of Award but not greater than the negative Beginning Bank, if Distribution after reduction of one-third Award and maximum of 2 is payout is positive, then it is applied to the Bank.

                THEREFORE: Distribution = $25,000 - $8,333 = $16,667
                Maximum Distribution is $20,000
                Therefore DISTRIBUTION = $16,667
                Bank Balance = <$12,000> - <$8,333> = <$3,667>

                                  Example 7-A
                           Beginning Bank is Negative
                    Performance Factor is Greater Than Zero
                         but Less Than or Equal to 2.0


Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = 1.75
Bank Balance = <$12,000>


Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        1.75 * 20% * $50,000 = $17,500

Step 2: One-third of Award = Bank Distribution
        1/3 * $17,500 = $5,833.33

Step 3: Distribution equals Award less bank distribution. Reduced by one-third of the Award provided the Performance Factor is greater than or equal to 1.50. Otherwise, reduced by the excess of the Award over a 1.0 Performance Factor, if any.


THEREFORE:     Distribution = $12,500 - $0 = $12,500
               Bank Balance = <$12,000>

                                  Example 7-B
                           Beginning Bank is Negative
                    Performance Factor is Greater Than Zero
                         but Less Than or Equal to 2.0



Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = 1.25
Bank Balance = ($12,000)


Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        1.25 * 20% * $50,000 = $12,500

Step 2: (Performance Factor - 1.0) * Target Incentive Amount = Bank Distribution
        (1.25 - 1.0) * $10,000 = $2,500

Step 3: Distribution equals Award less bank distribution. Reduced by one-third of the Award provided the Performance Factor is greater than or equal to 1.50. Otherwise, reduced by the excess of the Award over a 1.0 Performance Factor, if any.


THEREFORE:    Distribution = $12,500 - $2,500 = $10,000 (Target Incentive
              Amount)
              Bank Balance = ($12,000) + $2,500 = ($9,500)

                                  Example 7-C
                           Beginning Bank is Negative
                    Performance Factor is Greater Than Zero
                         but Less Than or Equal to 2.0


Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = .75
Bank Balance = <$12,000>


Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        .75 * 20% * $50,000 = $7,500

Step 2: Distribution equals Award less bank distribution. Reduced by one-third of the Award provided the Performance Factor is greater than or equal to 1.50. Otherwise, reduced by the excess of the Award over a 1.0 Performance Factor, if any. If Performance Factor is less than or equal to 1.0, then Award equals Performance Factor times Target Incentive Amount.

THEREFORE: Distribution = $7,500 - $0 = $7500
           Bank Balance = <$12,000> + $0 = <$12,000>

                                   Example 8
                           Beginning Bank is Negative
                Performance Factor is Less than or Equal to Zero


Participant's Base Salary = $50,000
Participant's Target Incentive Percent = 20%
Participant's Target Incentive Amount = $10,000 ($50,000* 20%)
Performance Factor = <1.25>
Bank Balance = <$12,000>


Step 1: Performance Factor * Target Incentive Percent * Base Salary = Award
        <1.25> * 20% * $50,000 = <$12,500>

Step 2: 2 * Target Incentive Percent *Base Salary = Twice Target Incentive
        Amount
        2 * 20% * $50,000 = $20,000

Step 3: Distribution equals Award less one-third of Beginning Bank so long as the difference is positive, or zero if difference is negative. Beginning Bank is reduced by the lesser of the absolute value of the award or one-third of the negative Beginning Bank.

THEREFORE:      Distribution = $0.00
                Bank Balance = <$12,000> + <$12,500> = <$24,500>